CONTACT:
Martine Nadeau
Netergy Networks, Inc.
(514) 282-8484 x259
martine.nadeau@netergynet.com


          NETERGY NETWORKS ANNOUNCES THIRD QUARTER FISCAL 2001 RESULTS


FOR IMMEDIATE RELEASE


SANTA CLARA, Calif., January 31, 2001 -- Netergy Networks, Inc. (Nasdaq: NTRG) today announced financial results for its third quarter of fiscal 2001, which ended December 31, 2000.

Total revenues for the third quarter of fiscal 2001 were $4.1 million, compared with $6.2 million for the same period in the prior year and $3.9 million in the prior fiscal quarter. The net loss for the quarter, including the cumulative effect of a change in accounting principle and other non-cash items, was $11.8 million, or $0.47 per share, compared with a net loss of $2.2 million, or $0.12 per share for the same period last year, and a net loss of $15.0 million, or $0.60 per share for the prior fiscal quarter.

The company recorded a $1.1 million non-cash expense during the third quarter of fiscal 2001 to account for a beneficial conversion feature associated with the convertible subordinated debentures and related warrants issued in December 1999. The expense, which was presented as a cumulative effect of a change in accounting principle, increased the net loss per basic and diluted share for the quarter by $0.05 per share.

ABOUT NETERGY NETWORKS
Netergy Networks is a provider of Internet Protocol (IP) network services solutions and embedded network appliance technology for converged voice and data networks. The company is based in Santa Clara, California, and has offices in Canada, France and the United Kingdom. For more information, visit Netergy Networks' web site at http://www.netergynet.com/


                           FINANCIAL TABLES TO FOLLOW


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                             NETERGY NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                          Three Months Ended                  Nine Months Ended
                                                      DECEMBER 31,    December 31,      DECEMBER 31,    December 31,
                                                          2000            1999              2000            1999
                                                      -------------   -------------     -------------  -------------
Product revenues                                       $  2,388         $  4,941          $  9,962      $  15,715
License and other revenues                                1,063            1,297             2,758          3,127
Service revenues                                            653               --             1,099             --
                                                      -------------   -------------     -------------  -------------
         Total revenues                                   4,104            6,238            13,819         18,842

Cost of revenues                                          1,948            1,993             5,291          6,792
                                                      -------------   -------------     -------------  -------------
Gross profit                                              2,156            4,245             8,528         12,050
                                                      -------------   -------------     -------------  -------------

Operating expenses:
    Research and development                              4,868            2,854            13,870          8,137
    Sales, general and administrative                     4,497            3,545            12,924         10,918
    In-process research and development                      --               --             4,563         10,100
    Amortization of intangibles                           3,612              189             7,375            424
                                                      ------------    ------------      ------------  -------------
        Total operating expenses                         12,977            6,588            38,732         29,579
                                                      ------------    ------------      ------------  -------------

Loss from operations                                    (10,821)          (2,343)          (30,204)       (17,529)
Other income, net                                            67              109             1,266          2,185
                                                      ------------    ------------      ------------  -------------
Loss before provision for income taxes                  (10,754)          (2,234)          (28,938)       (15,344)
Provision for income taxes                                   --              --                 12             66
                                                      ------------    ------------      ------------  -------------
Net loss before cumulative effect of
  change in accounting principle                        (10,754)          (2,234)          (28,950)       (15,410)
Cumulative effect of change in accounting
  principle (1)                                          (1,081)              --            (1,081)            --
                                                      ------------    ------------      ------------  -------------
Net loss                                              $ (11,835)       $  (2,234)        $ (30,031)     $ (15,410)
                                                      ============    ============      ============  =============

Net loss before cumulative effect of
  change in accounting principle per basic
  and diluted share                                    $  (0.42)       $   (0.12)         $  (1.19)      $  (0.88)
Cumulative effect of change in accounting
  principle (1)                                           (0.05)              --             (0.05)            --
                                                      ------------    ------------      ------------  -------------
Net loss per basic and diluted share                   $  (0.47)       $   (0.12)         $  (1.24)      $  (0.88)
                                                      ============    ============      ============  =============

Basic and diluted shares outstanding                     25,337           18,035            24,281         17,421

(1) The company recorded a $1.1 million expense during the third quarter of fiscal 2001 to account for a beneficial conversion feature associated with the convertible subordinated debentures and related warrants issued in December 1999 due to a change in accounting principle.

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                             NETERGY NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)


                                                            DECEMBER 31,     March 31,
                                                                2000            2000
                                                            ----------       ----------
ASSETS
Current assets:
    Cash and cash equivalents                                 $34,443          $48,576
    Accounts receivable, net                                    2,174            2,394
    Inventory                                                   1,481            1,367
    Prepaid expenses and other assets                           3,174            1,043
                                                            ----------       ----------
      Total current assets                                     41,272           53,380
Property and equipment, net                                     7,645            2,687
Intangibles and other assets                                   37,438            3,916
                                                            ----------       ----------
          Total assets                                        $86,355          $59,983
                                                            ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                           $2,500          $ 1,887
    Accrued compensation                                        2,599            2,154
    Accrued warranty                                              559              694
    Deferred revenue                                            5,823              731
    Other accrued liabilities                                   1,875            1,629
                                                            ----------       ----------
      Total current liabilities                                13,356            7,095

Long-term debt                                                    717               --
Convertible subordinated debentures                             6,053            5,498
                                                            ----------       ----------

        Total liabilities                                      20,126           12,593

Stockholders' equity                                           66,229           47,390
                                                            ----------       ----------
      Total liabilities and stockholders' equity              $86,355          $59,983
                                                            ==========       ==========


Editors: Netergy is a trademark of Netergy Networks, Inc.